UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

BioVie Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39015	46-2510769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 W Nye Lane, Suite 201 Carson City, NV	89703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 888-3162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 Per Share	BIVI	The Nasdaq Stock Market, LLC
Warrants to purchase Class A Common Stock, $0.0001 par value per share	BIVIW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On November 3, 2026, BioVie Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Direct Offering”), (i) 960,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $1.60 per Share, and (ii) in lieu of Shares, 2,002,500 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 2,002,500 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an offering price of $1.5999 per Pre-Funded Warrant, which represents the offering price per Share less the $0.0001 per share exercise price of each Pre-Funded Warrant. In a concurrent private placement (the “Private Placement” and, together with the Registered Direct Offering, the “Offering”), the Company also agreed to issue to the Purchaser 2,962,500 warrants (the “Common Warrants”) to purchase up to 2,962,500 shares of Common Stock (the “Common Warrant Shares”).

The Offering closed on November 5, 2026. The aggregate gross proceeds to the Company from the Offering were approximately $4.74 million, before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

Each Pre-Funded Warrant has an exercise price of $0.0001 per share, is immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full. Each Common Warrant has an exercise price of $1.70 per share, will be exercisable beginning on the six-month anniversary of the date of issuance (the “Initial Exercise Date”) and will expire on the five-year anniversary of the Initial Exercise Date.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Pursuant to the Purchase Agreement, the Company has agreed, subject to certain exceptions, not to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or amendment or supplement thereto, from the date of the Purchase Agreement until 60 days after the closing date of the Offering and (ii) effect or enter into an agreement to effect any “variable rate transaction” (as defined in the Purchase Agreement) until six months after the closing date. In addition, the Company’s directors and executive officers have entered into lock-up agreements pursuant to which they have agreed, subject to certain exceptions, not to sell or transfer any securities of the Company that they hold for a period of 60 days following the closing date of the Offering. The Company has also agreed to file a registration statement providing for the resale of the Common Warrant Shares.

Also on November 3, 2026, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the exclusive placement agent in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds of the Offering and to reimburse the Placement Agent for certain expenses. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and termination provisions.

The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares were offered and sold by the Company pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-296924), filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2026 and declared effective by the SEC on June 29, 2026, and a prospectus supplement dated November 3, 2026, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Common Warrants and the Common Warrant Shares have not been registered under the Securities Act and were offered and sold pursuant to the exemption from registration provided in Section 4(a)(2) of the Securities Act and/or Rule 506(b) promulgated thereunder. The Common Warrants and the Common Warrant Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The opinion of Fennemore Craig, P.C. relating to the validity of the Shares and the Pre-Funded Warrant Shares and the opinion of McGuireWoods LLP relating to the validity of the Pre-Funded Warrants are filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-296924).

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Pre-Funded Warrants, the Common Warrants and the Purchase Agreement, and each is qualified in its entirety by reference to the full text of each such document, which are filed as Exhibits 1.1, 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On November 3, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement, dated as of November 3, 2026, by and between BioVie Inc. and A.G.P./Alliance Global Partners
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
5.1	Opinion of Fennemore Craig, P.C.
5.2	Opinion of McGuireWoods LLP
10.1	Form of Securities Purchase Agreement, dated as of November 3, 2026, by and between BioVie Inc. and the purchaser party thereto*
23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1)
23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2)
99.1	Pricing Press Release dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVie INC.

	By:	/s/ Joanne Wendy Kim
		Name:	Joanne Wendy Kim
		Title:	Chief Financial Officer

Date: November 6, 2026